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                                                               EXHIBIT 23.6





             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 3 to the Registration Statement on Form S-4 (No. 333-21231) of Metrocall, Inc., of our report dated February 3, 1995, except as to the first paragraph of Note 8 for which the date is August 31, 1995, relating to the consolidated financial statements of Network Paging Corporation.



/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

Tampa, Florida
May 8, 1997